Alger Green Fund

Summary Prospectus

October 14, 2016, As Revised October 31, 2016

Class   Ticker Symbols

Z   ALGZX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2016, As Revised October 14, 2016, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of The Alger Funds II has approved changes with respect to the Fund that are anticipated to become effective on or about December 30, 2016 (the "Effective Date"). The Fund's principal investment strategy will expand from focusing exclusively on environmental sustainability criteria to considering social and governance criteria as well. In addition, the Fund's name will change from Alger Green Fund to Alger Responsible Investing Fund. The Fund's investment objective to seek long-term capital appreciation will not change.

As of the Effective Date, the second and third paragraphs of the Fund's description of its principal investment strategy, set forth under the heading "Principal Investment Strategy" in the Summary Prospectus and Statutory Prospectus, will be replaced with the following:

The Fund invests in equity securities of companies of any size that, in the opinion of Fred Alger Management, Inc., conduct their business in a responsible manner reflecting positive environmental, social and/or governance policies, while demonstrating promising growth potential. Companies that conduct their business in a responsible manner are companies that offer products or services that promote positive environmental, social and/or governance policies, or have a positive impact in these areas, addressing concerns such as climate change, resource depletion, health and safety, employee relations and diversity, bribery and corruption, and board diversity and structure.

The Fund's investment strategy employs fundamental analysis combined with environmental, social and governance screens. In selecting stocks, Fred Alger Management, Inc. uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several environmental, social and governance characteristics.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another fund in the Alger Family of Funds at any time. Shareholders may also redeem their shares at any time. Exchange or redemption of shares may be a taxable event to shareholders. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

Investment Objective

Alger Green Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.71%
Distribution and/or Shareholder Servicing (12b-1) Fees	None
Other Expenses	.31%
Total Annual Fund Operating Expenses	1.02%
Expense Reimbursement*	.12%*
Total Annual Fund Operating Expenses After Expense Reimbursement	.90%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through October 13, 2017 to the extent necessary to limit the total annual fund operating expenses of the Class Z Shares of the Fund to .90% of the class's average daily net assets. This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation at the time of the reimbursement.

Inspired by Change, Driven by Growth.

ALGER GREEN FUND 2/4

Summary Prospectus

October 14, 2016, As Revised October 31, 2016

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class Z	$92	$313	$552	$1,237

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16.85% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size that, in the opinion of Fred Alger Management, Inc., conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. Companies that conduct their business in an environmentally sustainable manner are companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future, have a positive or neutral impact on the environment on a relative basis, or recognize environmental sustainability as a challenge and opportunity as demonstrated through their business strategies, practices or investments.

The Fund's investment strategy consists of fundamental analysis combined with environmental sustainability analytic screens. In selecting stocks, Fred Alger Management, Inc. uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several sustainability characteristics.

The Fund can leverage, that is, borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can invest in foreign securities.

Principal Risks

Equity Securities Risk — As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The following risks may also apply:

•  Smaller Cap Securities Risk — investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

•  Leverage Risk — the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  Foreign Securities Risk — the Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Environmental Sustainability-Related Securities Risk — The Fund's environmental sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote environmentally sensitive programs may not perform as well as companies that do not pursue such goals.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ALGER GREEN FUND 3/4

Summary Prospectus

October 14, 2016, As Revised October 31, 2016

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Class Z Shares were not offered prior to October 14, 2016. Historical performance prior to October 14, 2016 is that of the Fund's Class I Shares. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Annual Total Return for Class I Shares* as of December 31 (%)

Average Annual Total Return as of December 31, 2015

	1 Year	5 Years	Since Inception
Class I (Inception 9/24/08)*
Return Before Taxes	2.59%	9.53%	8.07%
Return After Taxes on Distributions	2.26%	9.12%	7.79%
Return After Taxes on Distributions and Sale of Fund Shares	1.74%	7.53%	6.46%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.06%	13.30%	11.79%

* The returns shown are for Class I Shares, which would have substantially similar annual returns as Class Z Shares because the Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ALGER GREEN FUND 4/4

Summary Prospectus

October 14, 2016, As Revised October 31, 2016

Management

Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund's Portfolio
Fred Alger Management, Inc.	Christopher R. Walsh, CFA Senior Vice President, Senior Analyst and Portfolio Manager Since Inception (9/24/08)

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions. The waiver is generally not available to SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

GreenZ 103116